July 23, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C.  20549

Attention:  Office of Filings, Information & Consumer Services

RE:	Global X Funds (“Trust”) File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented, dated July 5, 2012, to the Prospectus dated April 25, 2012, for the Global X SuperIncome Preferred ETF (the “Fund”).  The purpose of the filing is to submit the 497(e) filing dated July 5, 2012 (Accession No. 0001144204-12-038298) in XBRL for the Fund.

If you have any questions regarding this filing, please contact me at (704) 806-2387.

Sincerely, /s/ Daphne Tippens Chisolm Law Offices of DT Chisolm, PC